Capital adequacy (Details)	Sep. 30, 2019
Capital adequacy
Minimum requirement of Common Equity Tier 1 (CET1)	4.5
Minimum requirement of Tier 1 capital ratio	6.0
Minimum requirement of Total Regulatory Capital ratio	8.0
Capital conservation buffer	3.5
Capital conservation buffer, surcharge	1.0
Countercyclical capital buffer	0
Common Equity Tier 1, interim preferred ratio	10.5